+Rule 3.8A + See chapter 19 for defined terms 5 June 2021 Page 1 Appendix 3C Notification of buy-back Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX’s property and may be made public. *Denotes minimum information required for first lodgement of this form, with exceptions provided in specific notes for certain questions. The balance of the information, where applicable, must be provided as soon as reasonably practicable by the entity. Part 1 – Entity and announcement details Question no Question Answer 1.1 *Name of entity We (the entity named above) provide the following information about our buy-back NEWS CORPORATION 1.2 *Registration type and number Please supply your ABN, ARSN, ARBN, ACN or another registration type and number (if you supply another registration type, please specify both the type of registration and the registration number). ARBN 163882933 1.3 *ASX issuer code NWS 1.4 *The announcement is Select whichever is applicable. ☐ New announcement ☒ Update/amendment to previous announcement ☐ Cancellation of previous announcement ☒ Daily buy-back notification Not applicable for selective buy-backs (complete Part 4) ☐ Final buy-back notification (complete Part 5) 1.4b *Reason for update Answer this question if your response to Q 1.4 is “Update/amendment to previous announcement”. Update to 3A.1 1.4c *Date of initial notification of buy-back Answer this question if your response to Q 1.4 is “Update/amendment to previous announcement” or “Cancellation of previous announcement”. 23/9/2021 1.4d *Date of previous announcement to this update Answer this question if your response to Q 1.4 is “Update/amendment to previous announcement”. 16/11/2021 1.5 *Date of this announcement 17/11/2021 1.6 *Class of +securities the subject of the buy-back: Note: only one type of buy-back for one class of security can be advised in this notification. If a buy-back extends to more than one class of security, a separate notification is required for each class. ASX Security Code: NWSAA Security Description: COMMON STOCK CLASS A

Appendix 3C Notification of buy-back + See chapter 19 for defined terms 5 June 2021 Page 2 Part 2 –Type of buy-back Question No. Question Answer 2.1 *The type of buy-back is Note this form is not required for minimum holding buy-backs (i.e. buy-backs of unmarketable parcels). The only notification required to ASX for a minimum holding buy-back is the lodgement of an Appendix 3H within 5 business days of the completion of the minimum holding buy-back notifying ASX of the cancellation of the securities bought back in accordance with listing rule 3.8A. ☐ Employee share scheme buy- back ☐ On-market buy-back ☐ Equal access scheme buy- back ☐ Selective buy-back ☒ Other buy-back Select one item. Note: “Other buy-back” does not include a minimum holding buy-back. The section “Other buy-back” will generally only be applicable to an entity established outside Australia. 2.2 Please describe the type of buy-back Answer this question if your response to Q 2.1 is “Other buy-back”. Repurchase program for up to an aggregate of US$1 billion of the Company’s Nasdaq-listed Class A common stock and Class B common stock. Subject to market conditions and the market price of the Company’s stock, as well as other factors, the Company intends to repurchase, from time to time, in the open market or otherwise, a combination of the Company’s Class A common stock and Class B common stock. No ASX- listed CDIs will be repurchased in this program. Part 3 –Buy-back details Part 3A – Details of +securities, price and reason 3A.1 *Total number of +securities on issue in the class of +securities to be bought back 392,827,548 (net of repurchases) 3A.2 *Total number of +securities proposed to be bought back Answer this question if your response to Q 2.1 is “Employee share scheme buy-back, “Selective buy-back” or “Other buy-back”. The Company may purchase up to an aggregate of US$1 billion of Class A common stock and Class B common stock. 3A.4 *Does the entity intend to buy back a minimum number of +securities Answer this question if your response to Q 2.1 is “On-market buy- back”. No 3A.5 *Does the entity intend to buy back a maximum number of securities? Answer this question if your response to Q 2.1 is “On-market buy- back” Yes

Appendix 3C Notification of buy-back + See chapter 19 for defined terms 5 June 2021 Page 3 3A.5a *Maximum number of +securities proposed to be bought back Answer this question if your response to Q 2.1 is “On-market buy- back” and your response to Q 3A.5 is “Yes”. The Company may purchase up to an aggregate of US$1 billion of Class A common stock and Class B common stock. 3A.6 *Name of broker or brokers who will offer to buy back +securities on the entity’s behalf Answer this question if your response to Q 2.1 is “On-market buy- back”. Goldman Sachs & Co. LLC 3A.9 *Are the +securities being bought back for a cash consideration? Note: if the securities are being bought back for nil cash consideration, answer this question “No”. Yes 3A.9a *Is the price to be paid for +securities bought back known? Answer this question if your response to Q 3A.9 is “Yes”. No 3A.9a(i) *In what currency will the buy-back consideration be paid? Answer this question if your response to Q 3A.9 is “Yes”. Note: all prices below are to be expressed in this currency. USD – US Dollar 3A.12 *Reason for buy-back Answer this question if your response to Q 2.1 is “Other buy- back”. To enhance shareholder value Part 3B – Buy-back restrictions and conditions 3B.1 *Does the buy-back require security holder approval? Disregard any security holder approval that has already been obtained. No 3B.2 *Are there any restrictions on foreign participation in the buy-back Answer this question if your response to Q 2.1 is “Equal access scheme buy-back”, “Selective buy-back” or “Other buy-back”. No 3B.3 *Are there any other conditions that need to be satisfied before the buy-back offer becomes unconditional Answer this question if your response to Q 2.1 is “Employee share scheme buy-back, “Equal access scheme buy-back”, “Selective buy-back” or “Other buy-back” No Part 3C - Key dates Employee Share Scheme, Selective and Other Buy-Backs Answer the questions in this part if your response to Q 2.1 is “Employee share scheme buy-back”, “Selective buy-back” or “Other buy-back” 3C.1 *Anticipated date buy-back will occur 22/9/2021 Part 3D – Other information 3D.1 Any other information the entity wishes to notify to ASX about the buy-back

Appendix 3C Notification of buy-back + See chapter 19 for defined terms 5 June 2021 Page 4 Part 4 – Daily buy-back notification Answer the questions in this part if your response to Q 2.1 is “Employee share scheme buy-back”, “On-market buy-back”, “Equal access share scheme buy-back” or “Other buy-back”) and you are giving a daily buy-back notification under listing rule 3.8A. A daily buy-back notification must be submitted for these types of buy-backs at least half an hour before the commencement of trading on the business day after any day on which securities are bought back (per listing rule 3.8A). 4.1 *Date of this notification 4.2 *Previous day on which +securities were bought back Before previous day On previous day 4.3 *Total number of +securities bought back, or in relation to which acceptances have been received 181,996 36,037 4.4 *Total consideration paid or payable for the +securities US$4,311,811.11 US$848,729.01 4.5 *Highest price paid Answer these questions if your response to Q 2.1 is “On-market buy-back”. US$24.30 *Date highest price was paid: 9/11/2021 US$23.71 4.6 *Lowest price paid Answer these questions if your response to Q 2.1 is “On-market buy-back”. US$23.35 *Date lowest price was paid: 16/11/2021 US$23.35 4.8 *If the entity has disclosed an intention to buy back a maximum number of +securities, the remaining number of +securities to be bought back as at the end of the previous day Note: ASX has calculated this number for you based on previous notifications. If it is not correct, please amend it to the correct number and consider whether any updates need to be made to previous notifications. The company is authorized to acquire up to an aggregate of US$1 billion of the Company’s Nasdaq- listed Class A common stock and Class B common stock. To date, the company has purchased approximately US$7,793,518.55 worth of Class A and Class B shares (based on total consideration paid). Introduced 05/06/21 17/11/2021 16/11/2021